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EXHIBIT 21

                                  U.S. BANCORP
                      BANKING AND NON-BANKING SUBSIDIARIES


                           BANK AND TRUST OPERATIONS

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
MINNESOTA
               U.S. Bank National Association - Has branches in Minnesota, Oregon, Washington, Colorado, California, Idaho, Nebraska, North Dakota, Nevada, South Dakota, Iowa, Illinois, Utah, Wisconsin, Kansas and Wyoming.

               Melrose State Bank
               The First National Bank of Little Falls
               Zapp National Bank of St. Cloud
               U.S. Bank Trust National Association

ARIZONA
               U.S. Bank Trust National Association

CALIFORNIA
               U.S. Bank Trust National Association

ILLINOIS
               U.S. Bank Trust National Association

MONTANA
               U.S. Bank National Association MT
               U.S. Bank Trust National Association MT

NEW YORK
               U.S. Bank Trust National Association

NORTH DAKOTA
               U.S. Bank National Association ND

OREGON
               U.S. Bank National Association OR
               U.S. Bank Trust Company, National Association

SOUTH DAKOTA
               U.S. Bank Trust National Association SD

WASHINGTON
               Northwest National Bank
               U.S. Bank Trust National Association

WYOMING
               Wyoming Trust and Management Company
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                            NON-BANKING SUBSIDIARIES

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
                                                            State of
     Subsidiary                                             Incorporation
     ----------                                             -------------
     FBS Capital I                                          Delaware

     First Building Corporation                             Minnesota

     First Group Royalties, Inc.                            Minnesota

     First System Services, Inc.                            Minnesota

     U.S. Bancorp Capital I                                 Delaware

     U.S. Bancorp Card Services, Inc.                       Minnesota

     U.S. Bancorp Community Development Corporation         Minnesota

     U.S. Bancorp Equity Capital, Inc.                      Minnesota

     U.S. Bancorp Information Services, Inc.                Minnesota

     U.S. Bancorp Insurance Services, Inc.                  Delaware

     U.S. Bancorp Investments, Inc.                         Minnesota

     U.S. Bancorp Piper Jaffray Companies Inc.              Delaware

     U.S. Bancorp Venture Capital Corporation               Minnesota

     U.S. Trade Services, Inc.                              Oregon

     USB Capital II                                         Delaware

     USB Trade Services Limited                             Hong Kong
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